UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 17, 2013
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 17, 2013, UnitedHealth Group Incorporated (the “Company”) issued a press release announcing its third quarter 2013 results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The press release contains third quarter 2012 adjusted cash flows from operating activities, a non-GAAP financial measure, which includes a Centers for Medicare & Medicaid Services premium payment for July 2012 that the Company received in June 2012 and includes certain other additional early government payment receipts.
The most directly comparable GAAP financial measure to this non-GAAP measure is third quarter 2012 cash flows from operating activities, which was $(298) million.
Adjusted cash flows from operating activities should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP. Management believes that the use of non-GAAP financial measures improves the comparability of the Company's results between periods. This financial measure provides investors and the Company's management with useful information to measure and forecast the Company's results of operations, to compare on a consistent basis the Company's results of operations for the current period to that of prior periods, and to compare the Company's results of operations on a more consistent basis against that of other companies in the health care industry.
This non-GAAP financial measure has limitations in that it does not reflect all of the special items associated with the operations of the Company's business as determined in accordance with GAAP. As a result, one should not consider this measure in isolation. The Company compensates for these limitations by analyzing current and future results on a GAAP basis as well as non-GAAP basis, disclosing these GAAP financial measures, and providing a reconciliation from GAAP to non-GAAP financial measures.
The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated October 17, 2013

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2013

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Richard J. Mattera
Richard J. Mattera
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 17, 2013